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EXHIBIT 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 2001, in the Post-Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-49858) and related Prospectus of Abgenix, Inc. for the registration of 4,050,000 shares of its common stock.

                      /s/ Ernst & Young LLP

Palo Alto, California
August 24, 2001

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CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS